Exhibit 10.1

AMENDMENT NO. 1 TO

SUBORDINATED LOAN AGREEMENT

This Amendment No. 1 to Subordinated Loan Agreement (this “Amendment”), is dated as of February 17, 2016, by and among OTELCO INC., a Delaware corporation (the “Company”), and the Subsidiaries of the Company set forth on Appendix I hereto (together with Company, each a “Borrower” and collectively the “Borrowers”) and NEWSPRING MEZZANINE CAPITAL III, L.P., a Delaware limited partnership (the “Investor”).

WHEREAS, the Borrowers and the Investor have entered into a Subordinated Loan Agreement, dated as of January 25, 2016 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “Loan Agreement”).

WHEREAS, the parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, the Borrowers has requested, and the Lenders have agreed, to amend the Loan Agreement to increase the principal amount to be advanced by the Investor to the Borrowers to Fifteen Million Three Hundred Thousand Dollars ($15,300,000.00); and

WHEREAS, pursuant to Section 12.3 of the Loan Agreement, the amendments requested by the Borrowers must be contained in a written agreement signed by the Borrowers and the Investor.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Loan Agreement.

2.           Amendments to the Loan Agreement. The Loan Agreement is hereby amended by deleting Appendix II to the Loan Agreement in its entirety and replacing it with a new Appendix II as set forth on Schedule 1 hereto.

3.           Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Loan Agreement and the other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed by the Borrowers. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Loan Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrowers that would require the waiver or consent of the Investor.

4.           Conditions Precedent. This Amendment shall become effective upon the date (the “Effective Date”) on which the Investor shall have received:

(a)          This Amendment, duly executed and delivered by the Borrowers;

(b)          Satisfactory evidence that all corporate and other proceedings that are necessary in connection with this Amendment have been taken to the Investor’s and its counsel’s satisfaction, and the Investor and such counsel shall have received all such counterpart originals or certified copies of such documents as the Investor may request.

(c)          Favorable opinions of counsel to Borrowers, in form and substance reasonably satisfactory to the Investor and its counsel, and addressing such matters in connection with this Amendment as the Investor and its counsel may reasonably request.

(d)          Such other information and documents as may reasonably be required by the Investor and its counsel in connection with this Amendment.

5.           Representations and Warranties. The Borrower hereby represents and warrants to the Investor (before and after giving effect to this Amendment) that:

(a)          Each Borrower has the corporate/limited liability company (as applicable) power and authority, and the legal right, to execute, deliver and perform this Amendment and to obtain extensions of credit under the Loan Agreement as amended by this Amendment (the “Amended Loan Agreement”).

(b)          Each Borrower has taken all necessary corporate and limited liability company action, as applicable, to authorize the execution, delivery and performance of this Amendment and to authorize the extensions of credit on the terms and conditions of the Amended Loan Agreement.

(c)          No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required in connection with this Amendment, the extensions of credit under the Amended Loan Agreement or the execution, delivery, performance, validity or enforceability of this Amendment, or the performance, validity or enforceability of the Amended Loan Agreement, except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect.

(d)          This Amendment has been duly executed and delivered on behalf of each Borrower. This Amendment and the Amended Loan Agreement constitute the legal, valid and binding obligations of each Borrower and are enforceable against such Borrower in accordance with their terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(e)          Each of the representations and warranties made by any Borrower herein or in or pursuant to the Loan Documents is true and correct on and as of the Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct as of such earlier date).

(f)           No Default or Event of Default has occurred and is continuing, or will result from this Amendment or any extension of credit under the Amended Loan Agreement.

(g)          Each Borrower has performed all agreements and satisfied all conditions which this Amendment and the other Loan Documents provide shall be performed or satisfied by such Borrower on or before the Effective Date.

6.           Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the Borrowers, the Investor, and the other investors from time to time parties to the Loan Agreement, and each of their respective successors and assigns.

7.           Governing Law. This Agreement and all questions relating to its validity, interpretation and performance shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles.

8.           Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

9.           Costs and Expenses. The Borrower agrees to pay or reimburse the Investor for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Investor.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:

OTELCO INC.
BLOUNTSVILLE TELEPHONE LLC
BRINDLEE MOUNTAIN TELEPHONE LLC
CRC COMMUNICATIONS LLC
GRANBY TELEPHONE LLC
HOPPER TELECOMMUNICATIONS LLC
I-LAND INTERNET SERVICES LLC
MID-MAINE TELECOM LLC
MID-MAINE TELPLUS LLC
OTELCO MID-MISSOURI LLC
OTELCO TELECOMMUNICATIONS LLC
OTELCO TELEPHONE LLC
PINE TREE TELEPHONE LLC
SACO RIVER TELEPHONE LLC
SHOREHAM TELEPHONE LLC

By:	/s/ Curtis L. Garner, Jr.
Name:	Curtis L. Garner, Jr.
Title:	Chief Financial Officer and Secretary

(Signature Page to Amendment No. 1 to Subordinated Loan Agreement)

iNVEstor:

NewSpring Mezzanine Capital III, L.P.

By: NSM III GP, L.P.
Its General Partner

By: NSM III GP, LLC
Its General Partner

By:	/s/ Steven D. Hobman
Name:	Steven D. Hobman
Title:	President

(Signature Page to Amendment No. 1 to Subordinated Loan Agreement)

Schedule I

(See attached)

APPENDIX II

INVESTORS AND NOTE AMOUNTS

INVESTOR	ORIGINAL PRINCIPAL NOTE AMOUNT

NEWSPRING MEZZANINE CAPITAL III, L.P.	$15,300,000.00

Total: $15,300,000.00